Fees Summary	Mar. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,876,742.50
Previously Paid Amount	0.00
Total Fee Amount	1,363.98
Total Offset Amount	0.00
Net Fee	$ 1,363.98